SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): September 15, 1997

                Onyx Acceptance Grantor Trust 1997-1
  ----------------------------------------------------------------------------
               (Issuer with respect to Certificates)

               Onyx Acceptance Financial Corporation
    -------------------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-22301                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500






Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1997-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the September 1997 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx
Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1997-1 for the month of September 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: September  29, 1997

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: September 29, 1997






                                   EXHIBIT 19


Onyx Acceptance Grantor Trust 1997-1               Distribution Date Statement
6.55% Auto Loan Pass-Through Certificates                           26-Sep-97

Collection Period Beginning on:                      08/01/97
Collection Period Ending on:                         08/31/97
Distribution Date:                                   09/15/97

       1 Original Pool Balance                                                                             $90,000,000.00
       2 Collection Period Beginning Pool Balance                                                          $75,893,934.09
       3 Collection Period Beginning Pool Balance Factor                                                             0.843266

         Computation of Collection Account Amounts Available for Distribution
       4 Total Collections from Obligors             01-Aug-to              31-Aug-97                       $3,117,473.61
       5 Full Prepayments through first 5 business days of current month (Precompute only)                      61,832.80
       5aFull Prepayments through first 5 business days of current month (Simple interest  only)               117,335.72
       6 Full Prepayments included in Prior Collection Period (Precompute only)                                161,332.24
       6aFull Prepayments included in Prior Collection Period (Simple Interest only)                           145,725.64
       7 Partial Prepayments deposited to PayAhead Acct                                                              0.00
       8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                     3,413.92
       9 Yield Supplement Amount to be Deposited to Collection Account                                               0.00
      10 Net Liquidation Proceeds on Defaulted Contra01-Aug-to              31-Aug-97                          115,483.71
      11 Net Liquidation Proceeds first 5 business days of current month                                             0.00
      12 Net Liquidation Proceeds included in Prior Collection Period                                                0.00
      13 Net Insurance Proceeds                                                                                      0.00
      14 Net Insurance Proceeds first 5 business days of current month                                               0.00
      15 Net Insurance Proceeds included in Prior Collection Period                                                  0.00
      16 Aggregate Amount of Repurchased Contracts                                                              10,449.43
      17 Reinvestment Earnings on Funds in Collection01-Aug-to              31-Aug-97                           10,600.18
                                                                                                                ---------

      18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                  $3,129,531.49

         Computation of Certificate Ending Pool Balance
      19 Collection  Period Beginning Pool Balance  $75,893,934.09  20 Scheduled
      Principal  Decline  (recomputed   actuarial)   Precompute  contracts  only
      691,796.63  20aPrincipal  Collected:   Payments  only  -  Simple  Interest
      contracts   428,293.95   20bPrincipal   Collected:   Full   Prepayments  -
      S.I.08-Aug-to  month-end 31-Aug-97  466,767.97 20cFull Prepayments through first 5 business days of current month: Simple Interest only 117,335.72 21
      Full Prepayments: Precompute only through mo08-Aug-to 31-Aug-97 468,545.03
      22 Full  Prepayments  through  first 5  business  days of  current  month:
      Precompute  only  61,832.80 23 Defaulted  Contracts  (Liquidated  Proceeds
      re08-Aug-to  31-Aug-97  230,989.40   23aDefaulted   Contracts  (Liquidated
      Proceeds  received)  thru 1st 5  business  days of  current  month 0.00 24
      Defaulted Contracts (4 or more  periods.Liquidated  Proceeds not received)
      0.00  24aDefaulted  Contracts (4 or more  periods.Liquidated  Proceeds not received) thru 1st 5 bus. days of current mo0.00 25 Repurchased  Contracts
      10,449.43

      26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                            $73,417,923.16
         Certificate Ending Balance Pool Factor                                                                      0.815755

      27 Principal Distribution Amount  (19-26)                                                             $2,476,010.93

         Distributions From Collection Account
      28 Principal Distribution Amount                                                                      $2,476,010.93
      29 Interest Distribution Amount  (6.55% / 12)                                                            414,254.39
      30 Servicing Fee Payable to Servicer (1.0% / 12)                                                          63,244.95
      31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                                 13,070.62
      31aReinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $1,800,000 or 41-43)          3,875.00
      32 Reinvestment Earnings Payable to Finco                                                                 10,600.18
                                                                                                                ---------

      33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                 $2,981,056.07

      34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                $148,475.42

         Spread Account Reconciliation
      35 Initial Deposit                                                                                          $100.00
      36 Deposits to Spread Account Prior Collection Periods                                                $1,852,772.18
      37 Deposit to Spread Account this Collection Period    (34)                                             $148,475.42
      38 Reinvestment Earnings on Funds in Spread Acc01-Aug-to              31-Aug-97                           $7,953.24
      39 Draws from Spread Account Prior Periods                                                                    $0.00
                                                                                                                    -----

      40 Spread Account Balance     (35+36+37+38-39)                                                        $2,009,300.84

      41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                                $4,405,075.39
      42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                    $0.00
      43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                            $2,009,300.84

         Delinquency Statistics
      44 Number of Accts Delinquent 30 - 59 Days                                                                    99
      45 Number of Accts Delinquent 60 - 89 Days                                                                    36
      45aNumber of Accts Deliquent 90 Days and Over                                                                 48
                                                                                                                    --
      46 Total Number of Delinquent Accounts 30 Days and Over                                                      183

      47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                   $1,146,697
      48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                   $422,111
      48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                               $561,958
                                                                                                              --------
      49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                            $2,130,767

      50 Policy Claim Amount                                                                                        $0.00

         Repossession Statistics
      51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                      38
      52 Number of Accounts Repossessed During Collection Period                                                    23
      53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                       8
                                                                                                                     -
      54 Number of Accounts in Repo Inventory @ End of Collection Period                                            53

      55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period     $481,935.76
      56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                273,052.57
      57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                    108,233.04
                                                                                                               ----------
      58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period           $646,755.29


         Yield Supplement Account  Balance
      59 Initial Deposit  less Prior Period Drawdowns                                                               $0.00
      60 Draws from Yield Supplement to Collection Account this Collection Period                                   $0.00
                                                                                                                    -----

      61 Yield Supplement Account  Balance                                                                          $0.00

         Accounts Outstanding
      62 Original Accounts Outstanding                                                                           7,318
      63 Remaining Number of Accounts Outstanding @  End of Collection Period                                    6,477

         Net Yield
      64 Interest Collected on Contracts                                                                       758,426.07
      65 Interest Collected on Contracts - Prior Collection Period                                             924,450.65
      66 Interest Collected on Contracts - Two Collection Periods Ago                                          870,369.53
      67 Liquidated Contract Balances (less Liquidation proceeds)                                              115,505.69
      68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                     68,979.86
      69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                  25,931.33
      70 Interest Paid to Certificate Holders                                                                  414,254.39
      71 Interest Paid to Certificate Holders - Prior Collection Period                                        428,350.74
      72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                     440,605.86
      73 Servicing Fees Paid to Servicer                                                                       $63,244.95
      74 Servicing Fees Paid to Servicer -  Prior Collection Period                                            $65,397.06
      75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                          $67,268.07
      76 Certificate Ending Pool Balance                                                                   $73,417,923.16
      77 Certificate Ending Pool Balance - Prior Collection Period                                         $75,893,934.09
      78 Certificate Ending Pool Balance - Two Collection Periods Ago                                      $78,476,472.33

      79 Net Yield                                                                                                   4.55%

         A.P.R. of Trust Contracts
      80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                          13.86%
      81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                      13.91%


         Credit Losses
      82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                        $230,989.40
      83 Recoveries during Collection Period  (10+11-12)                                                       115,483.71
                                                                                                               ----------

      84 Net Credit Losses during Collection Period   (82-83)                                                 $115,505.69

      85 Cumulative Net Credit Losses                                                                         $234,296.99
      86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                          0.26%

      87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                        1.83%
      88 Charge-off Percentage -  Average of last 3 Collection Periods                                               1.09%

      89 Repos in Inventory delinquent 30 to 60 days ($)                                                      $422,084.00
      90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days)         1.92%
      91 Delinquency Percentage  (3 month rolling avg)                                                               1.41%

      92 Remaining Weighted Average Maturity (Months)                                                               51.2






         I   certify   that   the   computations   reflected   above   for   the
         co31-Aug-97period ended are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1997.


         By :   ___________________Date:_________________

         Name: Don Duffy
         Title:  Executive Vice President